2Q 2025 Investor Overview

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the “Company” or “Capital”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” "projects", "can", "ongoing", “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing wars in Ukraine and in the Middle East; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; the expected cost savings, synergies and other financial benefits from the acquisition of IFHI or any other acquisition the Company has made or may make might not be realized within the expected time frames or at all; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; and other factors that may affect our future results. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. Non-U.S. GAAP Financial Measures This presentation may include certain non–U.S. generally accepted accounting principles ("GAAP") financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. If included in this presentation, see the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. Core Financial Measures As used in this presentation, core net income, core fee revenue, core ROA, core ROE, ROTCE, core ROTCE, Commercial Bank NIM, Commercial Bank Loan Yield, Commercial Bank ACL Coverage Ratio, and Tangible Book Value are non-GAAP financial measures. These non-GAAP financial metrics exclude merger-related and other certain one-time non-reoccurring pre-tax adjustments and tax impacts of such adjustments. Reconciliations of these and other non-GAAP measures to their comparable GAAP measures are set forth in the Appendix to this presentation. 2

Capital Bancorp, Inc. (NASDAQ-CBNK)

Financial Highlights

(in millions except per share data)

Balance Sheet	2Q25	1Q25	Annualized	2Q24	YoY
Assets	**$ 3,389**	$ 3,350	4.7%	$ 2,439	39.0%
Portfolio Loans	**2,740**	2,678	9.3%	2,022	35.5%
Deposits	**2,941**	2,891	6.9%	2,100	40.0%
Quarterly Financial Performance[1]	**2Q25**	1Q25	QoQ	2Q24	YoY
Earnings per Share, Diluted	**$ 0.78**	$ 0.82	(4.9)%	$ 0.59	32.2%
Core Earnings per Share, Diluted[2]	**$ 0.85**	$ 0.88	(3.4)%	$ 0.59	44.1%
Book Value per Share	**$ 22.92**	$ 22.19	3.3%	$ 19.26	19.0%
Tangible Book Value per Share[2]	**$ 20.64**	$ 19.81	4.2%	$ 19.26	7.2%
Return on Average Assets ("ROA")	**1.60%**	1.75%	-15 bps	1.40%	20 bps
Core ROA[2]	**1.73%**	1.87%	-14 bps	1.41%	32 bps
Return on Average Tangible Common Equity ("ROTCE")[2]	**16.10%**	17.57%	-147 bps	12.53%	357 bps
Core ROTCE[2]	**17.39%**	18.77%	-138 bps	12.62%	477 bps
Efficiency Ratio	**65.1%**	64.9%	20 bps	67.1%	-200 bps
Core Efficiency Ratio[2]	**62.8%**	62.8%	0 bps	66.9%	-410 bps
Net Interest Margin	**6.04%**	6.05%	-1 bps	6.46%	-42 bps
Commercial Bank Net Interest Margin[2]	**4.36%**	4.32%	4 bps	3.90%	46 bps

Corporate Timeline

- **1999** – Founded as Harbor Capital National Bank
- **2002** – Recapitalized by investor group led by Stephen Ashman
- **2011** – Acquired three failed institutions including OpenSky®
- **2012** – CEO Ed Barry joined Capital Bank
- **2017** – Assets exceed $1 billion
- **2018** – Successful IPO and inclusion in R2000; OpenSky® accounts exceed 168,000
- **2020** – Originated $371 million SBA-PPP loans (2020 & 2021)
- **2021** – Assets exceed $2 billion; OpenSky® accounts exceed 700,000; Dividend initiated
- **2024** – Assets exceed $3.2 billion; Capital Bank completes acquisition of IFH

CAPITAL BANCORP, INC.

(1) Performance metrics are annualized throughout this presentation
(2) Refer to Appendix for reconciliation of non-GAAP measures

3

CBNK Business Model is Uniquely Diversified

CAPITAL BANCORP, INC.

Commercial Banking

$2.6Bn *Portfolio Gross Loans, ex. OpenSky™*

$2.5Bn *Deposits*

$35.6mm *Q2 '25 Revenue*

- Focused on our core markets and filling out our national deposit vertical strategy
- High value-added services and targeted vertical expertise generates above-average risk-adjusted loan yields
- The Commercial Banking division operates out of six full-service banking locations, four of which are in the DMV Metropolitan Statistical Area ("MSA"), and its locations in Ft. Lauderdale, Florida in the Miami Metro Area MSA, and in Chicago, Illinois in the Chicago MSA

Government Guaranty Lending (GGL)

- **Nationwide GGL business with niche expertise in Solar and Renewable Energy**
- **Strong C&I pipeline with proven ability to originate $150+ million per year of loans**

OpenSky™

$131mm *Loans, net[2]*

$169mm *Deposits*

$18.8mm *Q2 '25 Revenue*

- Nationwide, secured credit card to help under-banked customers (re)establish their credit with opportunities for graduation into unsecured credit
- Building capabilities to cross-sell products and services as card-holders progress on their customer journeys
- Extend unsecured to graduating customers and starting to build capabilities around a straight to unsecured product

Capital Bank Home Loans

$80mm *Q2 '25 Volume[1]*

$1.6mm *Q2 '25 Revenue*

- Nationwide lender, primarily mortgage banking; Certain retained loans within DMV area
- Gain on sale margin returning to normalized levels; Well-positioned for stabilization or decline in rates
- Expense management delivering profitability on a marginal basis while maintaining robust origination capabilities
- Natural hedge against modest structural asset sensitivity of the balance sheet

Windsor Advantage

$2.9Bn *Q2 '25 Servicing Portfolio*

$4.7mm *Q2 '25 Revenue[3]*

- Loan service provider that offers community banks and credit unions with a comprehensive outsourced U.S. Small Business Association ("SBA") 7(a) and U.S. Department of Agriculture ("USDA") lending platform
- Servicing portfolio complements USDA / SBA gain on sale revenue within commercial bank
- Poised to benefit from higher industry-wide SBA volumes

Fully-Allocated Illustrative Net Income Contribution

FY 2023 [4]



45%
55%

Commercial Bank
OpenSky™
Windsor Advantage

Q2 2025 [5]



7%
16%
78%

Source: Company Documents.
Note: CBNK financial metrics as of June 30, 2025 unless otherwise stated.
[1] Volume in FY 2021 was approximately $1.0 billion and volume in FY 2022 was approximately $300 million.
[2] Credit card loans are presented net of reserve for interest and fees.
[3] Includes $1.1 million of Capital Bank related servicing fees
[4] Excludes $1.8 million loss in Capital Bank Home Loans, $1.4 of net income in Church Street Capital and $0.2mm of other income.
[5] Excludes $678k of net loss in Capital Bank Home Loans.

CAPITAL BANCORP, INC.
4

Financial Information

Financial Performance Highlights $ in th ou sa nd s 6 (1) Refer to Appendix for reconciliation of non-GAAP measures. (2) Total net interest income includes negligible net interest income from CBHL Net Interest Income and Net Interest Margin Loan Yield and Deposit Rate Trends Cumulative Downcycle Betas (3) Deposit betas are cumulative for the current cycle easing rate cycle (since August 2024); Interest-bearing Deposit Betas include Brokered CD’s (4) Loan yields and deposit rate trends include net purchase accounting adjustments

Core Fee Revenue $ in th ou sa nd s 7 (1) Other includes a $2.6mm non-recurring legacy IFH equity and debt investment write-down during 4Q24, excluded in core revenue. $ in th ou sa nd s OpenSky 31% CBHL 13% Commercial Bank 3% GGL 17% Windsor Advantage 36% YTD June 30, 2025 Core Fee Revenue $25.7MM

Noninterest Expense $13,272 $13,345 $16,513 $18,067 $18,460 $1,864 $1,791 $2,976 $2,910 $2,995 $1,769 $1,980 $2,150 $2,112 $2,422 $6,788 $6,930 $7,210 $7,112 $7,520 $2,072 $1,223 $1,032 $1,779 $1,371 $3,645 $3,936 $5,018 $4,807 $5,406 $83 $520 $2,615 $1,266 $1,398 $29,493 $29,725 $37,514 $38,053 $39,572 66.9% 64.9% 59.3% 62.8% 62.8% 2Q24 3Q24 4Q24 1Q25 2Q25 Salaries and employee benefits Occupancy and equipment Professional fees Data processing Advertising Other expense Merger-related expenses Core Efficiency Ratio $ in th ou sa nd s 8 Note: Other expense includes loan processing expense, outside service providers expense, regulatory expense, office expense and other operational losses Refer to Appendix for reconciliation of Core, non-GAAP measures.

1.40% 1.42% 0.96% 1.75% 1.60% 1.41% 1.51% 1.97% 1.87% 1.73% 2Q24 3Q24 4Q24 1Q25 2Q25 ROA ROA Core ROA Profitability(1) 9 12.53% 12.59% 8.50% 15.56% 14.17% 12.62% 13.40% 17.46% 16.64% 15.33% 2Q24 3Q24 4Q24 1Q25 2Q25 Return on Average Equity “ROE” ROE Core ROE 12.53% 12.59% 9.33% 17.57% 16.10% 12.62% 13.40% 18.91% 18.77% 17.39% 2Q24 3Q24 4Q24 1Q25 2Q25 ROTCE ROTCE Core ROTCE $0.59 $0.62 $0.45 $0.82 $0.78 $0.59 $0.66 $0.92 $0.88 $0.85 2Q24 3Q24 4Q24 1Q25 2Q25 Earnings Per Share, Diluted EPS Core EPS (1) Annualized Note: Refer to Appendix for reconciliation of Core, non-GAAP measures.

Balance Sheet Composition Cash & Cash Equivalents 8% Portfolio Loans 81% AFS Securities Portfolio 7% Other Assets 4% Asset Composition Owner Occupied Commercial Real Estate 16% Non Owner- Occupied Commercial Real Estate 18% Residential Real Estate 26% Construction Real Estate 12%Other(1) 1% Credit Card 5% Commercial and Industrial 22% Portfolio Loan Composition 2Q25 Total Loans: $2.74B 2Q25 Total Assets: $3.39B Commentary • Gross loan growth of $61.4 million, or 9.2% (annualized), during 2Q25. • Compared to March 31, 2025, commercial real estate loans increased $26.7 million, residential real estate loans increased $17.1 million, OpenSky loans increased $12.3 million and lender finance loans increased $9.3 million. • Commercial and industrial loans, and owner-occupied CRE loans totaled 38% of total portfolio loans at June 30, 2025 and March 31, 2025 compared to 28% at June 30, 2024. • Average Portfolio Loans increased $99.8 million, or 15.2% (annualized), from the first quarter 2025. 10 (1) Other is comprised of lender finance of $32.5 million, business equity lines of credit of $2.9 million, other consumer loans of $2.7 million and deferred origination fees, net of $8.3 million. Note: Portfolio loans are presented net of deferred fees and costs of $8.3 million. Credit Card loans are presented net of reserve for interest and fees. C&I + OO-CRE represents 38% of total Portfolio Loans

Composition of Deposits Noninterest-bearing 29% Money Markets 33% Customer Time Deposits 18% Brokered Time Deposits 9% Interest-bearing Demand 11%Savings <1% 2Q25 Total Deposits: $2.94B Commentary • Deposits growth of $49.4 million, or 6.9% (annualized) for 2Q25. • Average Portfolio loans-to-deposit ratio of 96.2%. • Interest bearing deposit costs decreased 8bps to 3.29% from 3.37% in the prior quarter and total deposit costs decreased 6bps to 2.36% from 2.42% in the prior quarter. • Transaction accounts (noninterest-bearing and interest-bearing demand) represent 39% of overall deposit funding at June 30, 2025. • Insured and protected deposits were approximately $2.1 billion as of June 30, 2025 representing 69.9% of the Company's deposit portfolio. 11 (1) Annualized

Investment Portfolio and Liquidity Investment Securities Portfolio • Classified as available for sale with a fair market value of $229 million, or 7% of total assets, with an effective duration of 2.7 years. • U.S. Treasuries represent 59% of the overall investment portfolio. • The accumulated other comprehensive loss on the investment securities portfolio of $8.1 million represents 2.1% of total stockholders’ equity and $0.49 of TBVPS. • The Company does not have a held to maturity investment securities portfolio. 12 High Quality, Low Risk Investment Portfolio Sources of Liquidity at June 30, 2025: • $751 million of collateralized lines of credit include: • $628 million of available borrowing capacity from the FHLB. • $123 million of available borrowing capacity from the Federal Reserve Bank of Richmond’s discount window. • Available lines of credit with other correspondent banks totaled $76 million. • Unpledged investment securities available as collateral for potential additional borrowings totaled $8 million. Significant Liquidity Capacity $ in m illi on s

0.39% 0.51% 0.37% 0.38% 0.75% 2Q24 3Q24 4Q24 1Q25 2Q25 Annualized Net Charge-Offs / Average Portfolio Loans(1) 0.70% 0.73% 1.15% 1.60% 1.37% 2Q24 3Q24 4Q24 1Q25 2Q25 Non-performing Loans / Total Portfolio Loans(1) Credit Metrics 0.58% 0.60% 0.94% 1.28% 1.11% 2Q24 3Q24 4Q24 1Q25 2Q25 Non-performing Assets / Total Assets 13 1.53% 1.51% 1.85% 1.81% 1.73% 1.26% 1.24% 1.70% 1.67% 1.56% 2Q24 3Q24 4Q24 1Q25 2Q25 Allowance for Credit Losses / Total Portfolio Loans(1) ACL Coverage Ratio Commercial Bank ACL Coverage Ratio (1) Refer to Appendix for reconciliation of non-GAAP measures.

Robust Capital Ratios 13.25% 12.50% 11.54% 11.67% 11.87% 2Q24 3Q24 4Q24 1Q25 2Q25 Bank Tier-1 Risk Based Tier-1 Risk Based 8.0% Well-Capitalized Threshold 14 10.98% 10.94% 11.07% 9.94% 10.22% 9.53% 9.12% 9.31% 8.66% 8.84% 2Q24 3Q24 4Q24 1Q25 2Q25 Tangible Common Equity Holding Company Tangible Common Equity Capital Bank Tangible Common Equity Note: Ratios presented are for Capital Bank unless otherwise noted 14.51% 13.76% 12.79% 12.93% 13.13% 2Q24 3Q24 4Q24 1Q25 2Q25 Bank Total Risk Based Total Risk Based 10.0% Well-Capitalized Threshold 10.36% 9.84% 9.17% 9.27% 9.39% 2Q24 3Q24 4Q24 1Q25 2Q25 Bank Tier-1 Leverage Ratio Tier-1 Leverage Ratio 5.0% Well-Capitalized Threshold

% Change CBNK 183% KBW NASDAQ Regional Banking Index 7% Selected Banks2 Median 9% 58.48% (60%) (40%) (20%) 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% Share Appreciation Outperforms Industry Source: S&P Global Market Intelligence; FactSet. Note: Market data as of 7/23/2025. 1 CBNK IPO price of $12.50 used as starting price for price change calculation. 2 Select banks with assets between $1.5 billion and $5.0 billion in the Mid-Atlantic (North of Richmond) and New England Region. (ACNB, BCBP, BPRN, BWFG, FRBA, FRST, FVCB, HNVR, JMSB, MNSB, MRBK, MVBF, NBN, PKBK, UNTY). 15 Share Price Change Since CBNK IPO on 9/26/20181TBVPS + Dividend Growth Since 2018Q3 80%+ Outperformance vs. both groups 170%+ Outperformance vs. both groups CAGR % Change CBNK 15.8% 170% KBW NASDAQ Regional Banking Index 9.8% 88% Selected Banks2 Median 8.7% 76% 0% 20% 40% 60% 80% 100% 120% 140% 160% 180%

Dominic Canuso Chief Financial Officer (301) 468-8848 x1403 Ed Barry Chief Executive Officer (240) 283-1912 NASDAQ: CBNK

Non-U.S. GAAP Financial Measures

Tangible Book Value Per Share (in thousands, except per share amount) June 30, 2025 March 31, 2025 June 30, 2024 Total Stockholders' Equity 380,035$ 369,577$ 267,854$ Less: Preferred equity - - - Less: Intangible assets 37,773 39,641 - Tangible Common Equity 342,262$ 329,936$ 267,854$ Period End Shares Outstanding 16,581,990 16,657,168 13,910,467 Tangible Book Value Per Share 20.64$ 19.81$ 19.26$ Commercial Bank Net Interest Margin(1) (in thousands) June 30, 2025 March 31, 2025 June 30, 2024 Commercial Bank Net Interest Income 33,073$ 31,515$ 21,223$ Average Interest Earning Assets 3,176,544 3,087,943 2,307,070 Less: Average Non-Commercial Bank Interest Earning Assets 132,196 128,278 119,801 Average Commercial Bank Interest Earning Assets 3,044,348$ 2,959,665$ 2,187,269$ Commercial Bank Net Interest Margin(1) 4.36% 4.32% 3.90% (1) Annualized Quarters Ended Quarters Ended Reconciliation of Non-GAAP Information 18

Reconciliation of Non-GAAP Information 19

Reconciliation of Non-GAAP Information 20

Reconciliation of Non-GAAP Information 21